UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): June 12, 2023

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 16, 2023, XWELL, Inc. (the “Company”) announced that the employment of Valerie Lightfoot as the Company’s Chief Financial Officer did not commence on June 12, 2023, as previously announced. Given the evolving acquisition environment and current business conditions, the Company decided to move in a different direction in connection with its ongoing search for a permanent Chief Financial Officer.

As previously disclosed, in June 2022, the Board appointed Omar A. Haynes as Interim Chief Financial Officer of the Company, which appointment was intended to cease on June 12, 2023. As a result of Ms. Lightfoot not commencing as Chief Financial Officer as of June 12, 2023, Mr. Haynes will continue to serve as the Company’s Interim Chief Financial Officer until a permanent Chief Financial Officer is appointed. Mr. Haynes will also continue to serve as the Company’s principal financial officer and principal accounting officer for SEC reporting purposes.

In connection with his continuation as Interim Chief Financial Officer, Mr. Haynes will receive a one-time grant of 100,000 restricted stock units (“RSUs”) under the XWELL, Inc. 2020 Equity Incentive Plan, with the shares underlying the RSUs vesting in equal quarterly installments over a one-year period, with one-fourth vesting at the end of each fiscal quarter commencing with the quarter ending September 30, 2023, such that the RSUs will be fully vested as of June 30, 2024, subject to Mr. Haynes’ continuous service through such dates. There were no other changes to Mr. Haynes’ previously disclosed compensation arrangements.

There was no other arrangement or understanding pursuant to which Mr. Haynes was selected as an officer of the Company. There are no family relationships between Mr. Haynes and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Haynes was a participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: June 16, 2023	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	Chief Executive Officer